Exhibit 10.14

PROMISSORY NOTE

$ 918,718.00

Due:  Installments

[This Promissory Note is entered into pursuant to the terms of that certain Agreement and Plan of Merger dated July 18, 2011, by and among, Colorado Rare Earths, Inc., a Nevada corporation now know as U.S. Rare Earths (“USRE-Nevada”), Seaglass Holding Corp., a Nevada corporation and wholly owned subsidiary of USRE-Nevada (“Seaglass”), and U.S. Rare Earths, Inc., a Delaware corporation “USRE–Delaware”), and replaces and supercedes the following two original promissory notes made by USRE-Delaware; (i) payable to Edward F. Cowle in the amount of $49,600.00 issued on April 19, 2011; and (ii) payable to Blue Cap Development Corp. in the amount of $1,369,118 issued on April 19, 2011.  This Promissory Note also includes certain additional monies as provided in the Agreement and Plan of Merger and takes into consideration the payment by USRE-Nevada of $500,000.00 previously made on the two aforementioned promissory notes dated April 19, 2011.]

FOR VALUE RECEIVED, the undersigned, U.S. Rare Earths, Inc., a Nevada corporation with offices in Lonoke, Arkansas, formerly Colorado Rare Earths, Inc. (hereinafter referred to as "Maker" or “USRE-Nevada”), hereby promises to pay to the order of Blue Cap Development Corp., a Nevada corporation with an office in Salt Lake City, Utah (the "Holder"), or its assigns, the principal sum of NINE HUNDRED EIGHTEEN THOUSAND SEVEN HUNDRED EIGHTEEN AND 00/100 DOLLARS ($918,718.00), without interest and as per the terms and conditions set forth herein.

(a)

The Maker hereby promises and agrees to pay to Holder, at such place as Holder hereof may designate in writing to Maker, consecutive monthly installment payments, each installment in the amount of $28,125.00, commencing on November 1, 2011, and the same amount on the first day of each succeeding month, in lawful money of the United States of America, or pursuant to such other terms as may be mutually agreed upon in writing by the parties and appropriately attached as an addendum hereto.

(b)

Monthly installment payments will continue until such time as the full principal amount of has been paid to Holder.

(c)

This Promissory Note may be prepaid in whole or in part at any time or from time to time prior to the Maturity Date without premium or penalty.

(d)

Maker and Holder agree that until the principal amount of the Note is paid in full, this Note will be secured by certain mining and/or mineral claims and/or leases located in and around the Lemhi Mining District of Idaho and the Montana / Beaverhead District, (collectively referred to herein as the “Collateral”) and which are more definitively described in Attachment No. 1, annexed hereto and by this reference made a part hereof.  In the event Maker defaults on repayment on the Note, whereby Maker is more than five (5) days late in making a monthly installment payment, it will be considered an “Event of Default” and Holder shall have the right to demand payment of the Note in full.  Such demand shall be in writing to Maker and Maker will have ten (10) days from the date of receipt of such written demand to make payment in full of the late monthly installment, which payment will cure the Event of Default.  Should Maker be unable to make said payment of the late monthly installment within the ten days, it will be considered an “Event of Default” and Holder shall be immediately entitled to claim full right, title and interest to the Collateral property as payment in full for this Note, plus any collection and legal fees and expenses involved in reclaiming said Collateral and Maker and Seaglass agree to take all necessary and requisite actions and make all required filings with the applicable jurisdictions and/or agencies to immediately cause the transfer of properties comprising the Collateral to be transferred to Holder..

(e)

In addition to the Event of Default described in paragraph (d) above, each of the following occurrences shall also constitute an Event of Default under this Note:

(i)

if either the Maker or its subsidiary, Seaglass, shall (A) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law, (B) consent to the institution of any such proceeding or the filing of any such petition, (C) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for either corporation or for all or a substantial part of either Maker’s or Seaglass’ assets, or (D) make a general assignment for the benefit of creditors; or

(ii)

voluntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (A) relief in respect of Maker or Seaglass or of all or a substantial part of their respective assets, under Title 11 of the United States Code or any other federal or state bankruptcy, insolvency or similar law, (B) the appointment of a receiver, trustee, custodian, sequestrator or similar official for Maker or Seaglass or for a substantial part of their respective assets, (C) the winding up or liquidation of Maker or Seaglass, or (D) an order or decree approving or ordering any of the foregoing shall be issued by a court having jurisdiction and continue unstayed and in effect for 60 days.

(f)

In case of the occurrence of any Event of Default under paragraph (e) above and at any time thereafter during the continuance of such Event of Default, the Holder may, by written notice to the Maker and Seaglass, declare the Note to be immediately due and payable in full as to principal and any accrued and unpaid interest.  In lieu of payment in full of both principal and interest, Holder shall be immediately entitled to claim full right, title and interest to the Collateral property as payment in full for this Note, plus any collection and legal fees and expenses involved in reclaiming said Collateral, and Maker and Seaglass agree to take all necessary and requisite actions and make all required filings with the applicable jurisdictions and/or agencies to immediately cause the transfer of properties comprising the Collateral to be transferred to Holder.

(g)

In the case of any Event of Default, unless otherwise cured as set forth herein, Maker and Seaglass will immediately cause to be delivered to Holder all right, title and interest in the Collateral.  Upon the return of the Collateral to Holder following an Event of Default, Holder shall have not further recourse against Maker or Seaglass and this Note shall be deemed to be satisfied.  Maker will not be entitled to recover any monthly installments made to Holder prior to the Event of Default.

(h)

In case of default in the payment of the principal and/or interest as herein stipulated, and should legal action be commenced or an attorney employed to enforce payment of this Note, the undersigned Maker agrees to pay a reasonable sum as attorney's fees in such action.  Not withstanding anything contained herein to the contrary, the amount of interest payable under the terms of this Promissory Note will in no event exceed the maximum amount of interest permitted to be charged under any applicable jurisdiction.

(i)

During the term of this Note and until it has been satisfied in full, Maker and Seaglass agree that they will not sell, offer to sell, trade, assign or other wise transfer any of the properties comprising the Collateral, nor will they pledge, hypothecate, or otherwise encumber or permit any assessment or lien to be placed on the properties that comprise the Collateral.  Maker and Seaglass further agree that during the term of this Note, they will pay all taxes, fees, assessments and all other fees associated in maintaining good and proper title to the Collateral.

(j)

This Note will be governed by and construed in accordance with the laws of the State of Arkansas.

(k)

Presentment, demand, protest, notice of dishonor and extension of time without notice are hereby waived and the undersigned Maker consents to the release of any security designated herein, or any part thereof, with or without substitution.

(l)

By executing this Promissory Note, each of Edward F. Cowle and Blue Cap Development Corp. agree that the two promissory notes made by USRE-Delaware and referenced above are hereby cancelled and superceded by this Promissory Note and are of no further force and effect.

Dated:  August 19, 2011

    "Maker"

U.S. RARE EARTHS, INC.

(formerly Colorado Rare Earths, Inc.)

By:/s/ Michael D. Parnell

Its: CEO

ACKNOWLEDED AND AGREED TO BY SEAGLASS HOLDING CORP.:

    "Seaglass"

Seaglass Holding Corp.

By:/s/ Michael D. Parnell

Its: President

ACKNOWLEDGMENT BY EDWARD F. COWLE:

The undersigned, Edward F. Cowle, hereby acknowledges and agrees that by executing this Promissory Note, I hereby cancel that certain promissory note made by USRE-Delaware on April 19, 2011 payable to Edward F. Cowle in the principal amount of $49,600.00 and any accrued interest and all other obligations arising thereunder.

/s/ Edward F. Cowle

Edward F. Cowle

ACKNOWLEDGMENT BY BLUE CAP DEVELOPMENT CORP.:

The undersigned, a duly authorized officer of Blue Cap Development Corp. hereby acknowledges and agrees that by executing this Promissory Note, Blue Cap Development Corp. hereby cancels that certain promissory note made by USRE-Delaware on April 19, 2011 payable to Blue Cap Development Corp. in the principal amount of $1,369,118.00 and any accrued interest and all other obligations arising thereunder.

Blue Cap Development Corp.

By:

Its